SECOND AMENDMENT TO
                         REGISTRATION RIGHTS AGREEMENT


                  AMENDMENT NO. 2 dated February 7, 1997 to Registration Rights Agreement dated November 22, 1995, as amended by the First Amendment to Registration Rights Agreement dated as of May 17, 1996 (the "Registration Rights Agreement"), by and between The Estee Lauder Companies Inc. (the "Company"), Leonard A. Lauder ("LAL"), Ronald S. Lauder ("RSL"), William P. Lauder, Gary M. Lauder, Aerin Lauder, Jane Lauder, LAL Family Partners L.P., Lauder & Sons L.P., LAL, RSL and Ira T. Wender, as trustees (the "EL Trustees"), u/a/d as of June 2, 1994, as amended, between Estee Lauder ("EL"), as settlor, and the EL Trustees, and known as "The Estee Lauder 1994 Trust Agreement", LAL and Joel S. Ehrenkranz, as trustees (the "LAL Trustees"), u/a/d as of November 16, 1995, between EL, as settlor, and the LAL Trustees, and known as "The LAL 1995 Preferred Stock Trust", the trustees of the various other trusts set forth on the signature pages thereof and Morgan Guaranty Trust Company of New York in its capacity as pledgee of RSL. Capitalized terms used and not otherwise defined herein have the respective meanings given in the Registration Rights Agreement.

                              W I T N E S S E T H:
                              - - - - - - - - - -

                  WHEREAS, (a) RSL has transferred 4,000,000 shares (the "RSL Trust Shares") of Class A Common Stock to the RSL 4200 Trust (the "RSL Trust") created under the Trust Agreement dated January 28, 1997 between RSL, as settlor, and Louis Begley, as trustee, and (b) LAL has transferred (i) 780,000 shares (the "LAL 4000 Trust Shares") of Class A Common Stock to the LAL 4000 Trust (the "LAL 4000 Trust") created under the Trust Agreement dated January 30, 1997 between LAL, as settlor, and Joel S. Ehrenkranz, as trustee, and (ii) 220,000 shares (the "LAL 4001 Trust Shares") of Class A Common Stock to the LAL 4001 Trust (the "LAL 4001 Trust") created under the Trust Agreement dated January 30, 1997 between LAL, as settlor, Joel S. Ehrenkranz, as trustee; and

                  WHEREAS, in connection with such transfers of shares, RSL has assigned to the RSL Trust and LAL has assigned to each of the LAL 4000 Trust and the LAL 4001 Trust, the right to request pursuant to Section 3 of the Registration Rights Agreement one Common Stock Demand Registration for use exclusively by the RSL Trust to effect a public sale of the RSL Trust Shares and by the LAL 4000 Trust and the LAL 4001 Trust to effect a public sale of the LAL 4000 Trust Shares and the LAL 4001 Trust Shares, respectively; and

                  WHEREAS, the parties hereto desire to amend the Registration Rights Agreement as provided herein.

                  NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, the parties hereto agree as follows:

                  1. Amendments.

                  1.1 Amendment of Section 1. Section 1 is amended by inserting in their respective alphabetical order the following new definitions:

                           LAL 4000 Assigned Registration Right: LAL's right to
request one Common Stock Demand Registration pursuant to Section 3(a) hereof assigned by LAL to the LAL 4000 Trust pursuant to the letter agreement dated January 30, 1997 between LAL and Joel S. Ehrenkranz, as trustee under the LAL 4000 Trust Agreement.

                           LAL 4000 Trust: the trust created under the LAL 4000
Trust Agreement and known as the "LAL 4000 Trust".

                           LAL 4000 Trust Agreement: the Trust Agreement dated
as of January 30, 1997, between LAL, as settlor, and Joel S. Ehrenkranz, as trustee.

                           LAL 4000 Trust Shares: the 780,000 shares of Class A
Common Stock transferred by LAL to the LAL 4000 Trust pursuant to the LAL Trust 4000 Agreement.

                           LAL 4001 Assigned Registration Right: LAL's right to
request one Common Stock Demand Registration pursuant to Section 3(a) hereof assigned by LAL to the LAL 4001 Trust pursuant to the letter agreement dated January 30, 1997 between LAL and Joel S. Ehrenkranz, as trustee under the LAL 4001 Trust Agreement.

                           LAL 4001 Trust: the trust created under the LAL 4001
Trust Agreement and known as the "LAL 4001 Trust".

                           LAL 4001 Trust Agreement: the Trust Agreement dated
as of January 30, 1997, between LAL, as settlor, and Joel S. Ehrenkranz, as trustee.

                           LAL 4001 Trust Shares: the 220,000 shares of Class A
Common Stock transferred by LAL to the LAL 4001 Trust pursuant to the LAL Trust 4001 Agreement.

                           RSL Assigned Registration Right: RSL's right to
request one Common Stock Demand Registration pursuant to Section 3(a) hereof assigned by RSL to the RSL Trust pursuant to the letter agreement dated January 28, 1997 between RSL and Louis Begley, as trustee under the RSL Trust Agreement.

                           RSL Trust: the trust created under the RSL Trust
Agreement and known as the "RSL 4200 Trust".

                           RSL Trust Agreement: the Trust Agreement dated as of
January 28, 1997 between RSL, as settlor, and Louis Begley, as trustee.

                           RSL Trust Shares: the 4,000,000 shares of Class A
Common Stock transferred by RSL to the RSL Trust pursuant to the RSL Trust Agreement.

                  1.2 Amendment of Section 3.

                           (a) Section 3(b) of the Registration Rights Agreement
is amended by inserting after the words "Section 3(d)" in the first line thereof the words "and Section 3(f)".

                           (b) Section 3 of the Registration Rights Agreement is
further amended by inserting at the end thereof a new Section 3(f) which reads in its entirety as follows:

                              (f) If the LAL 4000 Trust shall sell or otherwise
dispose of all of the LAL 4000 Trust Shares and shall not have exercised the LAL 4000 Assigned Registration Right, then, effective as of the time the LAL 4000 Trust no longer owns any LAL 4000 Trust Shares, LAL shall be entitled to one additional Common Stock Demand Registration hereunder. If the LAL 4001 Trust shall sell or otherwise dispose of all of the LAL 4001 Trust Shares and shall not have exercised the LAL 4001 Assigned Registration Right, then, effective as of the time the LAL 4001 Trust no longer owns any LAL 4001 Trust Shares, LAL shall be entitled to one additional Common Stock Demand Registration hereunder. If the RSL Trust shall sell or otherwise dispose of all of the RSL Trust Shares and shall not have exercised the RSL Assigned Registration Right, then, effective as of the time the RSL Trust no longer owns any RSL Trust Shares, RSL shall be entitled to one additional Common Stock Demand Registration hereunder. Any grant to LAL or RSL of an entitlement to an additional Common Stock Demand Registration pursuant to this Section 3(f) is made to replace the LAL 4000 Assigned Registration Right, the LAL 4001 Assigned Registration Right or the Assigned RSL Registration Right, as the case may be, in the event such right becomes unexercisable by the LAL 4000 Trust, the LAL 4001 Trust or the RSL Trust by virtue of the sale or other disposition of all of the LAL 4000 Trust Shares, the LAL 4001 Trust Shares or the RSL Trust Shares, as the case may be, and each of LAL and RSL agree that nothing in this Section 3(f) will entitle (i) LAL and his permitted successors and assigns (other than the LAL 4000 Trust and the LAL 4001 Trust) to more than three Common Stock Demand Registrations in the aggregate or (ii) RSL and his permitted successors and assigns (other than the RSL Trust) to more than three Common Stock Demand Registrations in the aggregate.

               2. Exercise of Piggyback Registration Rights. Each of the parties hereto hereby waives his, her or its right under Section 4 of the Registration Rights Agreement to require registration of his, her or its Registrable Securities in connection with the Registration Statement filed on January 28, 1997.

               3. Miscellaneous.

               3.1 Confirmation of Other Provisions. All other provisions of the Registration Rights Agreement are hereby confirmed. From and after the date hereof, each reference in the Registration Rights Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import, shall mean and be referenced to the Registration Rights Agreement as amended hereby.

               3.2 Binding Effect. This Amendment No. 2 will be binding upon and inure to the benefit of and be enforceable by, the parties and their permitted successors (which shall include in the case of an individual, such individual's estate, guardian, conservator or committee) and assigns.

               3.3 Amendments. This Amendment No. 2 may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

               3.4 Governing Law. This Amendment No. 2 shall be governed by and construed in accordance with the internal laws of the State of New York (other than its rules of conflicts of laws to the extent the application of the laws of another jurisdiction would be required thereby).

               3.5 Counterparts. This Amendment No. 2 may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which, when taken together, shall constitute one and the same agreement.

               3.6 Trustee's Capacity. With respect to obligations of trustees who are parties hereto in their capacity as trustees of one or more trusts, this Amendment No. 2 shall be binding upon such trustees only in their capacities as trustees, not individually and not with respect to any Registrable Securities other than Registrable Securities held by them in their capacity as trustees of such trusts.

               IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment No. 2 as of the date first above written.


                                    THE ESTEE LAUDER COMPANIES INC.



                                    By: /s/ Leonard A. Lauder
                                        ----------------------------------------
                                        Name:   Leonard A. Lauder
                                        Title:  Chairman and Chief Executive
                                                Officer



                                        /s/ Leonard A. Lauder
                                        ----------------------------------------
                                        Leonard A. Lauder, (a) individually, (b)
                                        as Managing Partner of LAL Family
                                        Partners L.P., (c) as Trustee of the
                                        Estee Lauder 1994 Trust, (d) as a Class
                                        B General Partner of Lauder & Sons L.P.,
                                        (e) as Trustee of The 1995 Estee Lauder
                                        LAL Trust (a Class B General Partner of
                                        Lauder & Sons L.P.) and (f) as Trustee
                                        of the LAL Trust



                                        /s/ Ronald S. Lauder
                                        ----------------------------------------
                                        Ronald S. Lauder, (a) individually, (b)
                                        as Trustee of The Descendants of RSL
                                        1966 Trust, (c) as Trustee of The Estee
                                        Lauder 1994 Trust, (d) as a Class B
                                        General Partner of Lauder & Sons L.P.
                                        and (e) as Trustee of The 1995 Estee
                                        Lauder RSL Trust (a Class B General
                                        Partner of Lauder & Sons L.P.)



                                        /s/ William P. Lauder
                                        ----------------------------------------
                                        William P. Lauder, (a) individually and
                                        (b) as Trustee of The 1992 Leonard A.
                                        Lauder Grantor Retained Annuity Trust

                                        /s/ Gary M. Lauder
                                        ----------------------------------------
                                        Gary M. Lauder, (a) individually and (b)
                                        as Trustee of The 1992 Leonard A. Lauder
                                        Grantor Retained Annuity Trust



                                        /s/ Aerin Lauder by Jane Lauder Attorney
                                            in Fact
                                        ----------------------------------------
                                        Aerin Lauder



                                        /s/ Jane Lauder
                                        ----------------------------------------
                                        Jane Lauder



                                        /s/ Joel S. Ehrenkranz
                                        ----------------------------------------
                                        Joel S. Ehrenkranz, (a) as Trustee of
                                        the 1992 Leonard A. Lauder Grantor
                                        Retained Annuity Trust, (b) as Trustee
                                        of the Trust f/b/o Gary M. Lauder and
                                        William P. Lauder u/a/d December 15,
                                        1976, created by Leonard Lauder, as
                                        Grantor, (c) as Trustee of The 1995
                                        Estee Lauder LAL Trust (a Class B
                                        General Partner of Lauder & Sons L.P.)
                                        and (d) as Trustee of the LAL Trust



                                        /s/ Carol S. Boulanger
                                        ----------------------------------------
                                        Carol S. Boulanger, as Trustee of the
                                        Trust f/b/o Gary M. Lauder and William
                                        P. Lauder u/a/d December 15, 1976,
                                        created by Leonard Lauder, as Grantor

                                        /s/ Richard D. Parsons
                                        ----------------------------------------
                                        Richard D. Parsons, (a) as Trustee of
                                        the Trust f/b/o Aerin Lauder and Jane
                                        Lauder u/a/d December 15, 1976, created
                                        by Estee Lauder and Joseph H. Lauder, as
                                        Grantors, (b) as Trustee of the Trust
                                        f/b/o Aerin Lauder and Jane Lauder u/a/d
                                        December 15, 1976, created by Ronald S.
                                        Lauder, as Grantor and (c) as Trustee of
                                        The 1995 Estee Lauder RSL Trust (a Class
                                        B General Partner of Lauder & Sons L.P.)



                                        /s/ Ira T. Wender
                                        ----------------------------------------
                                        Ira T. Wender, (a) as Trustee of The
                                        Estee Lauder 1994 Trust, (b) as Trustee
                                        of The 1995 Estee Lauder LAL Trust (a
                                        Class B General Partner of Lauder & Sons
                                        L.P.) and (c) as Trustee of The 1995
                                        Estee Lauder RSL Trust (a Class B
                                        General Partner of Lauder & Sons L.P.)



                                        Morgan Guaranty Trust Company of New
                                        York, in its capacity as pledgee of
                                        Ronald S. Lauder


                                   By:  /s/ Willa B. Baynard
                                        ----------------------------------------
                                        Name:    Willa B. Baynard
                                        Title:   Vice President